                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 4, 2004

                         Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)


           DELAWARE                                      76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                              1800 West Loop South
                                   Suite 500
                              Houston, Texas 77027
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE

On October 4, 2004, Integrated Electrical Services, Inc. (the "Company") issued a press release announcing that a verdict had been returned against the Company in a case pending in the 133rd District Court of Harris County, Texas that arose out of the proposed sale of a subsidiary of the Company and an employment claim by a former officer of the subsidiary. See the related press release dated October 4, 2004 included herein as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits

     Exhibit No.     Description
     -----------     -----------

       99.1            Press Release dated October 4, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     INTEGRATED ELECTRICAL SERVICES, INC.





                                     By: /s/ Herbert R. Allen
                                         -------------------------------------
                                         Herbert R. Allen
                                         President and Chief Executive Officer

Dated: October 4, 2004

                                 EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

99.1               Press Release dated October 4, 2004